Strategic Partners Asset Allocation Funds
-	Strategic Partners Conservative Growth
Fund
-	Strategic Partners Moderate Growth Fund
-	Strategic Partners High Growth Fund

For the fiscal year ended 7/31/02
File number 811-08915

Strategic Partners Conservative Growth Fund

	SUB-ITEM 77 0
	EXHIBITS

	Transactions Effected Pursuant to Rule 10f-3

1.	Name of Issuer
Anthem, Inc.

2.	Date of Purchase
10/29/01

3.	Number of Securities Purchased
2,000

4.	Dollar Amount of Purchase
$72,000.00

5.	Price Per Unit
$36.00

6.	Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
Goldman Sachs

7.	Other Members of the Underwriting Syndicate

	Merrill Lynch & Co.
	Goldman, Sachs & Co.
	Morgan Stanley
	JP Morgan
	Banc of America Securities LLC
	Credit Suisse First Boston
	Lehman Brothers
	UBS Warburg
	ABN AMRO Rothschild LLC
	Dresdner Kleinwort Wasserstein
	A.G. Edwards & Sons, Inc.
	McDonald Investments Inc.
	Utendahl Capital Partners, L.P.
BNY Capital Markets, Inc
	Dain Rauscher Incorporated
	Epoch Securities, Inc.
	First Union Securities, Inc.
	Edward D. Jones & Co., L.P.
	Keefe, Bruyette & Woods, Inc.
	Prudential Securities Incorporated
	Sandler O'Neill& Partners, L.P.
	SunTrust Capital Markets, Inc.
	Wells Fargo Van Kasper, LLC
	Advest, Inc.
	Robert W. Baird & Co. Incorporated
	William Blair & Company, LLC
	Blaylock & Partners, L.P.
	Dowling & Partners, L.P.
	C.L. King & Associates, Inc.
	Legg Mason Wood Walker, Incorporated
	Loop Capital Markets, LLC
	Melvin Securities, L.L.C.
	NatCity Investments, Inc.
	Neuberget Berman, LLC
	Ramirez & Co., Inc.
	Stephens Inc.
	Stifel, Nicholaus & Company, Incorporated
	May Davis Group, Inc.

8.	Board of Directors determine no less frequently than quarterly that all purchases made during the preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions of Rule 10f-3 of the Investment Company
Act.



Strategic Partners Moderate Growth Fund

For the fiscal year ended 7/31/02
File number 811-08915

	SUB-ITEM 77 0
	EXHIBITS

	Transactions Effected Pursuant to Rule 10f-3

1.	Name of Issuer
Anthem, Inc.

2.	Date of Purchase
10/29/01

3.	Number of Securities Purchased
5,600

4.	Dollar Amount of Purchase
$201,600.00

5.	Price Per Unit
$36.00

6.	Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
Goldman Sachs

7.	Other Members of the Underwriting Syndicate

	Merrill Lynch & Co.
	Goldman, Sachs & Co.
	Morgan Stanley
	JP Morgan
	Banc of America Securities LLC
	Credit Suisse First Boston
	Lehman Brothers
	UBS Warburg
	ABN AMRO Rothschild LLC
	Dresdner Kleinwort Wasserstein
	A.G. Edwards & Sons, Inc.
	McDonald Investments Inc.
	Utendahl Capital Partners, L.P.
BNY Capital Markets, Inc
	Dain Rauscher Incorporated
	Epoch Securities, Inc.
	First Union Securities, Inc.
	Edward D. Jones & Co., L.P.
	Keefe, Bruyette & Woods, Inc.
	Prudential Securities Incorporated
	Sandler O'Neill& Partners, L.P.
	SunTrust Capital Markets, Inc.
	Wells Fargo Van Kasper, LLC
	Advest, Inc.
	Robert W. Baird & Co. Incorporated
	William Blair & Company, LLC
	Blaylock & Partners, L.P.
	Dowling & Partners, L.P.
	C.L. King & Associates, Inc.
	Legg Mason Wood Walker, Incorporated
	Loop Capital Markets, LLC
	Melvin Securities, L.L.C.
	NatCity Investments, Inc.
	Neuberget Berman, LLC
	Ramirez & Co., Inc.
	Stephens Inc.
	Stifel, Nicholaus & Company, Incorporated
	May Davis Group, Inc.

8.	Board of Directors determine no less frequently than quarterly that all purchases made during the preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions of Rule 10f-3 of the Investment Company Act.


Strategic Partners High Growth Fund

For the fiscal year ended 7/31/02
File number 811-08915

	SUB-ITEM 77 0
	EXHIBITS

	Transactions Effected Pursuant to Rule 10f-3

1.	Name of Issuer
Anthem, Inc.

2.	Date of Purchase
10/29/01

3.	Number of Securities Purchased
5,300

4.	Dollar Amount of Purchase
$190,800.00

5.	Price Per Unit
$36.00

6.	Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
Goldman Sachs

7.	Other Members of the Underwriting Syndicate

	Merrill Lynch & Co.
	Goldman, Sachs & Co.
	Morgan Stanley
	JP Morgan
	Banc of America Securities LLC
	Credit Suisse First Boston
	Lehman Brothers
	UBS Warburg
	ABN AMRO Rothschild LLC
	Dresdner Kleinwort Wasserstein
	A.G. Edwards & Sons, Inc.
	McDonald Investments Inc.
	Utendahl Capital Partners, L.P.
BNY Capital Markets, Inc
	Dain Rauscher Incorporated
	Epoch Securities, Inc.
	First Union Securities, Inc.
	Edward D. Jones & Co., L.P.
	Keefe, Bruyette & Woods, Inc.
	Prudential Securities Incorporated
	Sandler O'Neill& Partners, L.P.
	SunTrust Capital Markets, Inc.
	Wells Fargo Van Kasper, LLC
	Advest, Inc.
	Robert W. Baird & Co. Incorporated
	William Blair & Company, LLC
	Blaylock & Partners, L.P.
	Dowling & Partners, L.P.
	C.L. King & Associates, Inc.
	Legg Mason Wood Walker, Incorporated
	Loop Capital Markets, LLC
	Melvin Securities, L.L.C.
	NatCity Investments, Inc.
	Neuberget Berman, LLC
	Ramirez & Co., Inc.
	Stephens Inc.
	Stifel, Nicholaus & Company, Incorporated
	May Davis Group, Inc.

8.	Board of Directors determine no less frequently than quarterly that all purchases made during the preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions of Rule
10f-3 of the Investment Company Act.



Strategic Partners Conservative Growth Fund

For the fiscal year ended 7/31/02
File number 811-08915

	SUB-ITEM 77 0
	EXHIBITS

	Transactions Effected Pursuant to Rule 10f-3

1.	Name of Issuer
CarAmerica

2.	Date of Purchase
12/13/01

3.	Number of Securities Purchased
11,100

4.	Dollar Amount of Purchase
$314,907.00

5.	Price Per Unit
$28.37

6.	Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
Goldman Sachs

7.	Other Members of the Underwriting Syndicate

	Goldman, Sachs, & Co.
	Salomon Smith Barney Inc.
	First Union Securities, Inc.
	Legg Mason Wood Walker, Incorporated
	Banc of America Securities LLC
	Deutsche Banc Alex. Brown Inc.
	A.G. Edwards & Sons, Inc.
	Commerzbank Capital Markets Corporation
	Credit Suisse First Boston Corporation
	Prudential Securities Incorporated

8.	Board of Directors determine no less frequently than quarterly that all purchases made during the preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions of Rule 10f-3 of the Investment Company Act.


Strategic Partners Moderate Growth Fund

For the six month period ended 7/31/02
File number 811-08915

	SUB-ITEM 77 0
	EXHIBITS

	Transactions Effected Pursuant to Rule 10f-3

1.	Name of Issuer
CarAmerica

2.	Date of Purchase
12/13/01

3.	Number of Securities Purchased
30,600

4.	Dollar Amount of Purchase
$868,122.00

5.	Price Per Unit
$28.37

6.	Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
Goldman Sachs

7.	Other Members of the Underwriting Syndicate

	Goldman, Sachs, & Co.
	Salomon Smith Barney Inc.
	First Union Securities, Inc.
	Legg Mason Wood Walker, Incorporated
	Banc of America Securities LLC
	Deutsche Banc Alex. Brown Inc.
	A.G. Edwards & Sons, Inc.
	Commerzbank Capital Markets Corporation
	Credit Suisse First Boston Corporation
	Prudential Securities Incorporated

8.	Board of Directors determine no less frequently than quarterly that all purchases made during the preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions of Rule 10f-3 of the Investment Company
Act.


Strategic Partners High Growth Fund

For the fiscal year ended 7/31/02
File number 811-08915

	SUB-ITEM 77 0
	EXHIBITS

	Transactions Effected Pursuant to Rule 10f-3

1.	Name of Issuer
CarAmerica

2.	Date of Purchase
12/13/01

3.	Number of Securities Purchased
28,500

4.	Dollar Amount of Purchase
$808,545.00

5.	Price Per Unit
$28.37

6.	Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
Goldman Sachs

7.	Other Members of the Underwriting Syndicate

	Goldman, Sachs, & Co.
	Salomon Smith Barney Inc.
	First Union Securities, Inc.
	Legg Mason Wood Walker, Incorporated
	Banc of America Securities LLC
	Deutsche Banc Alex. Brown Inc.
	A.G. Edwards & Sons, Inc.
	Commerzbank Capital Markets Corporation
	Credit Suisse First Boston Corporation
	Prudential Securities Incorporated

8.	Board of Directors determine no less frequently than quarterly that all purchases made during the preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions of Rule 10f-3 of the Investment Company
Act.


Strategic Partners Moderate Growth Fund

For the fiscal year ended 7/31/02
File number 811-08915

	SUB-ITEM 77 0
	EXHIBITS

	Transactions Effected Pursuant to Rule 10f-3

1.	Name of Issuer
Principal Financial Group, Inc.

2.	Date of Purchase
10/22/01

3.	Number of Securities Purchased
10,991.89

4.	Dollar Amount of Purchase
$203,350.00

5.	Price Per Unit
$18.50

6.	Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
Goldman Sachs

7.	Other Members of the Underwriting Syndicate

	Goldman, Sachs, & Co.
	Credit Suisse First Boston Corporation
	Merrill Lynch, Pierce, Fenner & Smith Incorporated
	Salomon Smith Barney Inc.
	Banc of America Securities LLC
	Bear, Stearns & Co. Inc.
	A.G. Edwards & Sons, Inc.
	Fox-Pitt, Kelton Inc.
	J.P. Morgan Securities Inc.
	Lehman Brothers Inc.
	Samuel A. Ramirez & Company, Inc.
	UBS Warburg LLC
	ABN AMRO Rothschild LLC
	Sanford C. Bernstein & Co., Inc.
	Dain Rauscher Incorporated
	Epoch Securities, Inc.
	First Union Securities, Inc.
	Keefe, Bruyette & Woods, Inc.
	Prudential Securities Incorporated
	Putnam Lovell Securities Inc.
	RBC Dominion Securities Corporation
	Robertson Stephens, Inc.
	Sandler O'Neill & Partners, L.P.
	Utendahl Capital Partners, L.P.
	Wells Fargo Van Kasper, LLC
	The Williams Capital Group, L.P.
	BNY Capital Markets, Inc.
	M.R. Beal & Company
	Chatsworth Securities LLC
	Doley Securities, Inc.
	Guzman & Company
	Legg Mason Wood Walker, Incorporated
	Mitchell Securities Corporation of Orgegon
	Neuberger Berman, LLC
	Raymond James & Associates, Inc.
	Muriel Siebert & Co., Inc.
	Sturdivant & Co., Inc.

8.	Board of Directors determine no less frequently than quarterly that all purchases made during the preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions of Rule 10f-3 of the Investment Company
Act.


Strategic Partners High Growth Fund

For the fiscal year ended 7/31/02
File number 811-08915

	SUB-ITEM 77 0
	EXHIBITS

	Transactions Effected Pursuant to Rule 10f-3

1.	Name of Issuer
Principal Financial Group, Inc.

2.	Date of Purchase
10/22/01

3.	Number of Securities Purchased
10,400

4.	Dollar Amount of Purchase
$192,400.00

5.	Price Per Unit
$18.50

6.	Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
Goldman Sachs

7.	Other Members of the Underwriting Syndicate

	Goldman, Sachs, & Co.
	Credit Suisse First Boston Corporation
	Merrill Lynch, Pierce, Fenner & Smith Incorporated
	Salomon Smith Barney Inc.
	Banc of America Securities LLC
	Bear, Stearns & Co. Inc.
	A.G. Edwards & Sons, Inc.
	Fox-Pitt, Kelton Inc.
	J.P. Morgan Securities Inc.
	Lehman Brothers Inc.
	Samuel A. Ramirez & Company, Inc.
	UBS Warburg LLC
	ABN AMRO Rothschild LLC
	Sanford C. Bernstein & Co., Inc.
	Dain Rauscher Incorporated
	Epoch Securities, Inc.
	First Union Securities, Inc.
	Keefe, Bruyette & Woods, Inc.
	Prudential Securities Incorporated
	Putnam Lovell Securities Inc.
	RBC Dominion Securities Corporation
	Robertson Stephens, Inc.
	Sandler O'Neill & Partners, L.P.
	Utendahl Capital Partners, L.P.
	Wells Fargo Van Kasper, LLC
	The Williams Capital Group, L.P.
	BNY Capital Markets, Inc.
	M.R. Beal & Company
	Chatsworth Securities LLC
	Doley Securities, Inc.
	Guzman & Company
	Legg Mason Wood Walker, Incorporated
	Mitchell Securities Corporation of Orgegon
	Neuberger Berman, LLC
	Raymond James & Associates, Inc.
	Muriel Siebert & Co., Inc.
	Sturdivant & Co., Inc.

8.	Board of Directors determine no less frequently than quarterly that all purchases made during the preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions of Rule 10f-3 of the Investment Company
Act.



















Strategic Partners Conservative Growth Fund

For the fiscal year ended 7/31/02
File number 811-08915

	SUB-ITEM 77 0
	EXHIBITS

	Transactions Effected Pursuant to Rule 10f-3

1.	Name of Issuer
Lowes Corporation  Carolina Group Stock

2.	Date of Purchase
1/31/02

3.	Number of Securities Purchased
5,800

4.	Dollar Amount of Purchase
$162,400

5.	Price Per Unit
$28.00

6.	Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
Merrill Lynch; Neuberger & Berman LLC;
UBS Warburg; Morgan Stanley; JP Morgan

7.	Other Members of the Underwriting Syndicate

		Salomon Smith Barney
		Morgan Stanley & Co.
		Credit Suisse First Boston
		Goldman, Sachs & Co.
                        Merrill Lynch
	Lehman Brothers
	Banc of America Securities LLC
	J.P. Morgan Securities Inc.
	UBS Warburg LLC
	Bear, Stearns & Co. Inc.
	Blaylock & Partners, L.P.
	Deutsche Banc Alex. Brown
	Dresdner Kleinwort Wasserstein Securities
	A.G. Edwards & Son, Inc.
	Janney Montgomery Scott LLC
	Jefferies & Co.
	Legg Mason Wood Walker
	Neuberger & Berman, LLC
	Sanford C. Bernstein & Co.
	Dominick & Dominick LLC
	Midwest Research
	Samuel A. Ramirez & Co.
	Sanders Morris Harris
	Muriel Siebert & Co.



8.	Board of Directors determine no less frequently than quarterly that all purchases made during the preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions of Rule 10f-3 of the Investment Company
Act.






























Strategic Partners Moderate Growth Fund

For the fiscal year ended 7/31/02
File number 811-08915

	SUB-ITEM 77 0
	EXHIBITS

	Transactions Effected Pursuant to Rule 10f-3

1.	Name of Issuer
Lowes Corporation  Carolina Group Stock

2.	Date of Purchase
1/31/02

3.	Number of Securities Purchased
234,000

4.	Dollar Amount of Purchase
$6,552,000

5.	Price Per Unit
$28.00

6.	Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
Merrill Lynch; Neuberger & Berman LLC;
UBS Warburg; Morgan Stanley; JP Morgan

7.	Other Members of the Underwriting Syndicate

		Salomon Smith Barney
		Morgan Stanley & Co.
		Credit Suisse First Boston
		Goldman, Sachs & Co.
                        Merrill Lynch
	Lehman Brothers
	Banc of America Securities LLC
	J.P. Morgan Securities Inc.
	UBS Warburg LLC
	Bear, Stearns & Co. Inc.
	Blaylock & Partners, L.P.
	Deutsche Banc Alex. Brown
	Dresdner Kleinwort Wasserstein Securities
	A.G. Edwards & Son, Inc.
	Janney Montgomery Scott LLC
	Jefferies & Co.
	Legg Mason Wood Walker
	Neuberger & Berman, LLC
	Sanford C. Bernstein & Co.
	Dominick & Dominick LLC
	Midwest Research
	Samuel A. Ramirez & Co.
	Sanders Morris Harris
	Muriel Siebert & Co.



8.	Board of Directors determine no less frequently than quarterly that all purchases made during the preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions of Rule 10f-3 of the Investment Company
Act.




























Strategic Partners Conservative Growth Fund

For the fiscal year ended 7/31/02
File number 811-08915

	SUB-ITEM 77 0
	EXHIBITS

	Transactions Effected Pursuant to Rule 10f-3

1.	Name of Issuer
Premcor Inc.

2.	Date of Purchase
4/29/02

3.	Number of Securities Purchased
1,100

4.	Dollar Amount of Purchase
$26,400

5.	Price Per Unit
$24.00

6.	Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
Morgan Stanley; Goldman Sachs;
Credit Suisse First Boston; Salomon Smith Barney;
Deutsche Bank and Bear Stearns

7.	Other Members of the Underwriting Syndicate

		Morgan Stanley & Co. Incorporated
		Credit Suisse First Boston Corporation
		Goldman, Sachs & Co.
		Salomon Smith Barney Inc.
		Deutsche Bank Securities Inc.
		Bear, Stearns & Co. Inc.
		Credit Lyonnais Securities (USA) Inc.
		Fahnestock & Co. Inc.
		Friedman, Billings, Ramsey & Co., Inc.
		Petrie Parkman & Co.
		Prudential Securities Incorporated
		Raymond James & Associates, Inc.
		Roberson Stephens, Inc.
		Smith, Moore & Co.
		TD Securities (USA) Inc.


8.	Board of Directors determine no less frequently than quarterly that all purchases made during the preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions of Rule 10f-3 of the Investment Company
Act.







































Strategic Partners Moderate Growth Fund

For the fiscal year ended 7/31/02
File number 811-08915

	SUB-ITEM 77 0
	EXHIBITS

	Transactions Effected Pursuant to Rule 10f-3

1.	Name of Issuer
Premcor Inc.

2.	Date of Purchase
4/29/02

3.	Number of Securities Purchased
3,000

4.	Dollar Amount of Purchase
$72,000

5.	Price Per Unit
$24.00

6.	Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
Morgan Stanley; Goldman Sachs;
Credit Suisse First Boston; Salomon Smith Barney;
Deutsche Bank and Bear Stearns

7.	Other Members of the Underwriting Syndicate

		Morgan Stanley & Co. Incorporated
		Credit Suisse First Boston Corporation
		Goldman, Sachs & Co.
		Salomon Smith Barney Inc.
		Deutsche Bank Securities Inc.
		Bear, Stearns & Co. Inc.
		Credit Lyonnais Securities (USA) Inc.
		Fahnestock & Co. Inc.
		Friedman, Billings, Ramsey & Co., Inc.
		Petrie Parkman & Co.
		Prudential Securities Incorporated
		Raymond James & Associates, Inc.
		Roberson Stephens, Inc.
		Smith, Moore & Co.
		TD Securities (USA) Inc.




8.	Board of Directors determine no less frequently than quarterly that all purchases made during the preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions of Rule 10f-3 of the Investment Company Act.




































Strategic Partners High Growth Fund

For the fiscal year ended 7/31/02
File number 811-08915

	SUB-ITEM 77 0
	EXHIBITS

	Transactions Effected Pursuant to Rule 10f-3

1.	Name of Issuer
Premcor Inc.

2.	Date of Purchase
4/29/02

3.	Number of Securities Purchased
2,700

4.	Dollar Amount of Purchase
$64,800

5.	Price Per Unit
$24.00

6.	Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
Morgan Stanley; Goldman Sachs;
Credit Suisse First Boston; Salomon Smith Barney;
Deutsche Bank and Bear Stearns

7.	Other Members of the Underwriting Syndicate

		Morgan Stanley & Co. Incorporated
		Credit Suisse First Boston Corporation
		Goldman, Sachs & Co.
		Salomon Smith Barney Inc.
		Deutsche Bank Securities Inc.
		Bear, Stearns & Co. Inc.
		Credit Lyonnais Securities (USA) Inc.
		Fahnestock & Co. Inc.
		Friedman, Billings, Ramsey & Co., Inc.
		Petrie Parkman & Co.
		Prudential Securities Incorporated
		Raymond James & Associates, Inc.
		Roberson Stephens, Inc.
		Smith, Moore & Co.
		TD Securities (USA) Inc.




8.	Board of Directors determine no less frequently than quarterly that all purchases made during the preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions of Rule 10f-3 of the Investment Company Act.









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